Exhibit 23
INDEPENDENT AUDITOR’S REPORT
To the Partners
Bridlewood, Limited Partnership
Horse Cave, Kentucky
I have, audited the accompanying balance sheets of Bridlewood, Limited Partnership, a limited partnership, RHS Project No:20-050-611149839 as of December 31, 2005 and 2004, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management My responsibility is to express an opinion on these financial statements based on my audits.
I conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plant and perform the audits to obtain reasonable assurance abaci whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that the audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridlewood Limited Partnership, RHS Project No:20-050-611149839 as of December 31, 2005 and 2004, and the and the results of its operarious and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole, The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FHA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in my opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, I have also issued a report dated February 1, 2006 on my consideration of Bridlewood, Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit. However, the partnership has determined that it is not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included only the consideration of internal control over financial reportin as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, I express no such opinion.
DONALD W. CAUSEY, P.C.
Gadsden, Alabama
February 1, 2006

To the Partners
Chestnut Hill Estates, Ltd,
Altoona, AL
We have audited the accompanying balance sheets of Chestnut Hill Estates, Ltd. A limited partnership, RHS Project No: 01-028-631016355 as of December 31, 2005 and 2004, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chestnut Hill Estates, Ltd RHA Project No: 01-028-631016355 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purse of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts 1 and II for the years ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Plural Housing Services and is also not a required pad of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 4, 2006 on our consideration of Chestnut Hill Estates, Ltd.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that is not required to have, nor were we engaged to perform, an audit of its intemal control over financial reporting. Our audit included only the consideration of intern controlover financial repenting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing are opinion on the effectiveness of the partnership s internal controlover financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
February 4, 2006

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Curwensville House Associates
(A Maine Limited Partnership)
     We have audited the accompanying balance sheets of Curwensville House Associates as of December 31, 2005 and 2004, thd the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and performed the audits to obtain reasonable assurance about whether the fnancial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing are opinion on the effectiveness of the Partnership’s interval control over financial reporting, Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Curwensville House Associateas of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
     In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Curwensville House Associattes’ internal control and on our tests of its compliance with certain provisions of laws, regulation, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing standards and should be read in conjunction with this report in considering the results of our audits.
     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompnaying supplementary information is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole
Dauby O’Connor & Zaleski
March 3, 2006
Carmel, Indiana

INDEPENDENT AUDITOR’S REPORT
To the Partners
Osage Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Osage Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audits to obtain reasonable assurances about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its intemal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all. material respects, the financial position of Osage Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffmann McCann P.C,
Topeka, Kansas

January 19, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sioux Falls Housing Associates One Limited Partnership
We have audited the accompanying balance sheets of Sioux Falls Housing Associates One Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity and cash flows for the years there ended.We-d statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in: all material respects, the financial position of Sioux Falls Housing Associates One Limited Partnership as of December 2005 and 2004, and the results of its operations ard its cash fiows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman & McCann P,C.
Topeka, Kansas
January 2, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sunset Square I, Limited Partnership
Scottsboro, Alabama
We have audited the accompanying balance sheets of Sunset Square I, Limited Partnership, a limited whip, RHS Project No:01—036-631030935 as of December 31 2005 and 2004, and the related statements of operations, deficit and cash flaws for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generated in the United States of America and Government Auditing Standards issued by the Comptroller of the United States, the U.S. Department of Agriculture, Fanners Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence shorting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial staterrlents refbrred to above present ly, in all material respects, the nancial position of Sunset Square I, Limited Partnership RHS Project No: 01-036-631030935 as of December 31, 2005 and 2004, and the results of its operations, and its cash flows for the years then ended in conformitywith accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements, Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2006 on our consideration of Sunset Square I, Limited Partnership’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be head in conjunction with this report in considering the results of our audit. However, the partnership has determined that A is not required to have, nor were we engaged to performs, an audit of Airs internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
January 31, 2006

INDEPENDENT AUDITORS REPORT
To the Partners
Bentonia Elderly, L.P.
Bentonia, Mississippi
We have audited the accompanying balance streets of Bentonia Elderly, L.P.. a limited partnership, RHS Project No: 28-082-00813081 as of December 31, 2005 and 2004, and the related statements of operas,,ons; parmem’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of Annerica and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, An audit also includes assessing the accounting principles used and significant estimates unlade by management, as well as evaluating the overall fnrancial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bentonia Elderly, L.P, RHS Project No: 28-082-0640813081 as of December 31, 2005 and 2004, and the results of its; operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were raaade for the purpose of funning an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housirng Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Dousing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2006 on our consideration of Bentonia Elderly, L.P.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
January 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Blairsville Rental Housing, L.L.P.
We have audited the accompanying t: alance sheets of BLAIRSVILLE RENTAL HOUSING, L.L.P USDA Rural Development Case No.11-044-581965564), a limited partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contrained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program issued in December 1989 by the Rural Development serivces Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards and the Audit Program require that we plan and perform the audits to obtain: reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, can a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of BLAIRSVILLE RENTAL HOUSING, L.L.P. as of December 31, 2005 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing_Standards, we have also issued our report dated February 28, 2006, on our consideration of BLAIRSVILLE RENTAL HOUSING, L.L.P.’s internal control and our report dated February 28, 2006, and on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of farming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 — 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Aroget & Wynne, LLP
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Blairsville Rental Housing, L.L.P. II
We have audited the accompanying balance sheets of BL.AIRSVIILLE RENTAL HOUSING, L.L.P. II (USDA Rural Develcpment Case No.11-0144-581965565), a limited partnership, as of. December 31 2005 and 2004. and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years their ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion can these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Horne Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of BLAIRSVILLE RENTAL HOUSING, L.L.P, it as of -December 31; 2005 and 2004 and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, an our consideration of BLAIRSVILLE RENTAL, HOUSING, L.L.P. II’s internal control and our report dated February 28, 2006, and on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 — 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation. to the basic financial statements taken as a whole.
Habif, Arogeti & Wynne, LLP
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Butler Rental Housing, L.L.P.
We have audited the accompanying balance streets of BUTLER RENTAL HOUSING: L. L, P. (USDA Rural Development Case No.11-033-581955623), a limited partners as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller Generai of the United States, and the Audit Program of the Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion can the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BUTLER RENTAL. HOUSING, L.L.P. as of December 31, 2005 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006: on our consideration of BUTLER RENTAL HOUSING, L.L.P.’s internal control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits. Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 — 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogeti &Wynne
Altanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS REPORT
To the Partners
Davenport Housing Associates Limited Partnership
We have be accompanying balance sheets of Davenport Housing Associate Limited Partnership as of December 31. 2005 and 2004 and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Are audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion,
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Davenport Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman & McCann
Topeka, Kansas
January 31, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Eastman Elderly Housing, L.L.P.
We have audited the accompanying balance sheets of Davenport Housing Associates Limited Partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the-standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial statements is contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program of the Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position EASTMAN ELDERLY HOUSING, L.L.P. as of December 31, 2005 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, on our consideration of EASTMAN ELDERLY DOUSING, L.L.P.’s internal control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole, The supplemental information on pages 12 — 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion; is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogenti & Wynne
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITOR’S REPORT
To the Partners
Falcon Ridge Apartments,
Ltd. Beatyville, Kentucky
I have audited the accompanying balance sheets of Falcon Ridge Apartments, Ltd. a limited partnership, RHS Project No: 20-065-631023072 as of December 31, 2005 and 2004 and the related state ents of operations, partners‘ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership‘s management. My responsibility is to express an opinion on these financial statements based on y audits.
I conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates trade by management, as well as evaluating the overall financial statement presentation. I believe that the audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Falcon Ridge Apartments, Ltd., RHS Project No: 20-065-631023072 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with conformity with accounting principles generally accepted in the United States.
The audits were mad: for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-5) Parts I and H for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in my opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, I have also issued a report dated February 1, 2006 on my consideration of Falcon Ridge Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and and should be read in conjunction with this report in considering the results o fmy audit. However, the partnership has determined that it is not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included only the consideration of intenral control over financial reporting as a basis for desgning audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of ther partnerhsip’s internal control over financial reporting. Accordingly, I express no such opinion.
DONALD W. CAUSEY & ASSOCIATES P.C.
Gadsden, Alabama
February 1, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Newport Manor, Limited Partnership
Newport, Tennessee
We have audited the accompanying balance sheets of. Newport Manor, Limited Partners, a limited partnership, RHS Project No: 48-015-631011392 as of December 31, 2005 and 2004, and the related statements of operations, partners’ capital and cash flows for the years then envied. These financial statememts are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test oasis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newport Manor, Limited Partnership, RHS Project No: 48-015-631011392 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whale. The supplemental information on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and I1 for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2006 on our consideration of Newport Manor, Limited Partnership’s, internal control over financial reporting and on our test‘s of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the partnerhsip’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
January 29, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Tchula Elderly, L.P.
Tchula, Mississippi
We have audited the accompanying balance sheets of Tchula Elden L,P. a limited partnership, RHS Project No.: 28-026-6400813082 as of December 31, 2005 and 2004, and of operations, partners‘ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Horne Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we playa and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material, respects, the financial position of Tchula Elderly, L.P., RHS Project No.: 28-026-640813082 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a. required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the years ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whale.
In accordance with Government Auditing Standards, we have also issued a report dated February 23, 2006 on our consideration of Tchula Elderly, L.P.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read it conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
February 23, 2006

INDEPENDENT AUDITORS REPORT
To the Partners
Sixth Street Partners Limited Partnership
We have audited the accompanying balance sheet of sixth Street Partners Limited Partnership as of December 31, 2005 and the related statemetns of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsbility of the Parntership’s management. Our responsibilty is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluting the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of our Sixth Street Partners Limited Partnership as of December 31, 2005, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole as of and for the year ended December 31, 2005. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures aplied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole
Mayer Hoffman McCann
Leawood, Kansas
January 18, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Quail Village Limited Partnership
We have audited the accompanying balance sheets of Quail Village Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial statement audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program of the Rural Development Serices Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Partnership has deteremined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of ther partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examing, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting nprinciples used and significant estimates made by management, as well as evaluting the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quail Village Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 4, 2005, on our consideration of Quail Village Limited Partnerhsip’s internal contol and our report dated February 4, 2005, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12-14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogenti & Wynne
Atlanta, Georgia
February 4, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cambridge Family YMCA Affordable Housing, L.P.
Cambridge, Massachusetts
We have audited the accompanying balance sheets of Cambrdige Family YMCA Affordable Housing, L.P. (“the Partnership”) as of December 31, 2005 and 2004 and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluting the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cambridge Family YMCA Affordable Housing, L.P. as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The supplemental information contained on page 15 is presented fo rthe purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respectes in relation to the basic financial statements taken as a whole.
Brown & Brown
Boston, Massachusetts
February 16, 2006

INDEPENDENT AUDITORS’ REPORT
The Partners
Hackley-Barclay Limited Dividend Housing Association Limited Partnership
(A Michigan Limited Partnership)
Kalamazoo, Michigan
We have audited the accompanying balance sheets of Hackley-Barclay Limited Dividend Housing Association Limited Partnership (A Michigan Limited Partnership), as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity/(deficit) and cash flows for the years then ended. These finanical statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnerhsip’s internal control over financing reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hackley- Barclay Limited Dividend Housing Association Limited Partnership, as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity/(deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made fo rthe purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 and 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to auditing procedures applied in the audits of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Schoonover, Boyer & Associates
Columbus, Ohio
January 26, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Shawnee Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Shawnee Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These finanical statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these finanical statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for desgning audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the partnership’s intenral control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts nad disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by mangement, as well as evaluting the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shawnee Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 17, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Waynesburg House Associates
(A Maine Limited Partnership)
We have audited the accompanying balance sheets of Waynesburg House Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statemetns are the responsbility of the Partnership’s management. Our responsbility is to express an opinion onthese financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to botain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of intenral control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s intenral control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluting the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waynesburg House Associates as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accountign principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Waynesburg House Associates’ intenral control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Dauby O’Connor & Zaleski, LLC
March 3, 2005
Carmel, Indiana

INDEPENDENT AUDITORS’ REPORT
To the Partners
Glen Place Apartments Limited Partnership
We have audited the accompanying balance sheet of Glen Place Apartments Limited Partnership as of December 31, 2005, and the related statements of operations, partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statemetns are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of intenral control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statemetns referred toa bove present fairly, in all material respects, the financial position of Glen Place Apartments Limited Partnership, as of December 31, 2005, and the results of its operations, changes in partners’ equity (deficit), and its cash flows for th year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 13 is presented purpose of additional analysis and is not a required part of the basic financial statemetns. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen, Weishair & Co., L.L.P.
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Ellijay Rental Housing, L.L.P
We have audited the accompanying balance sheets of Ellijay Rental Housing, L.L.P. (USDA Rural Development Case No. 10-61-528022315), a limited partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the Audit Program of the Rural Development Service Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not requied to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of intenral control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting . Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statemetns. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluting the overall finacial statement presentation. We believe that our audits provide a reasonable basis for our reporting.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ellijay Rental Housing, L.L.P., as of December 31,2005 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, on our consideration of Ellijay Rental Housing, L.L.P.’s intenral control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statemetns. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12-15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogent, & Wynne
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Jackson Housing, L.L.P.
We have audited the accompanying balance sheets of Jackson Housing, L.L.P. (USDA Rural Development Case No. 10-018-582031912), a limited partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity, and cash flows for th eyears then ended. These financial statemetns are the responsibility of the Partnership’s managemnet. Our responsbility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the Audit Program issued by the Rural Development Serices Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the finacnial statemetns are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluting the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Jackson Housing, L.L.P. as of December 31, 2005 and 2004, and the results of its operations, its chagnes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, on our consideration of Jackson Housing, L.L.P.’s internal control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statemetns taken as a whole. The supplemental information on page 12-15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such informaiton has been subjected to the auditing procedures applied in the audits of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogenti & Wynne
Atlanta, Georgia
February 28, 2006

INDEPDENT AUDITORS’ REPORT
To the Partners
Leesville Elderly Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Leesville Elderly Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership), as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statemetns are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Stadnards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about wehether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financl reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not fo rth epurpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test asis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Leesville Elderly Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United states of America.
Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
March 13, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lockport Elderly Housing Apartments
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited th accompanying balance sheets of Lockport Elderly Housing Apartments, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in circumstances, but not for the purpose of expressing an opinoin on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluting the overall financial statement presentation. We believe tha tour audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present failry, in all material respects, the financial position of Lockport Elderly Housing Apartments, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
March 21, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Natchitoches Elderly Apartments
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Natchitoches Elderly Apartments, A Lousiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financail statements are the responsibility of the Parnterhsip’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over circumstances, but not for th e purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natchitoches Elderly Apartments, A Louisiana Partnerhsip in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
March 17, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Vivian Elderly Apartments
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Vivian Elderly Apartments, A Lousiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluting the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vivian Elderly Apartments, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equiety and cash flows for the years then ended in conformity with accounting principles generally accepted in the United states of America.
Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
March 11, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Ankeny Housing Associates Two Limited Partnership
We have audited the accompanying balance sheets of Ankeny Housing Associates Two Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for th years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reaosnable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financail reporting as a basis for designing audit procedures that are appropraite in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s intenral control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ankeny Housing Associates Two Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman, McCann P.C.
Topeka, Kansas
January 31, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Munford Village, Ltd.
Munford, Alabama
We have audited the accompanying balance sheets of Munford Village, Ltd., a limited partnership, RHS Project No: 01-061-631011774 as of December 31, 2005 and 2004, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financail statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United states, the U.s. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluting the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Munford Village, Ltd. RHS Project No: 01-061-631011774 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United states.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental informationon pages 10 thorugh 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected othe audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whoel.
In accordance with Government Auditing Standards, we have also issued a report dated January 23, 2006 on our consideration of Munford Village, Ltd., intenral control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for desgning audit procedures that are appropriate in the circumstances, but not fo rthe purpose of expressing an opinion on the effectiveness of the partnership’s intenral control over financial reporting. Accordingly, we express no such opinion.
Donald W. Causey & Associates, P.C.
Gadsden, Alabama
January 23, 2006

INDEPENDENT AUDITORS REPORT
We have audited the accompanying balance sheets of Sherwood Knoll, Limited Partnership, a limited partnership, RHS Project No: 01-025-631032411 as of December 31, 2005 and 2004, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsbility of the partnership’s management. Our responsbility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluting the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sherwood Knoll, Limited Partnership, RHS Project No: 01-025-631032411 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmhA 1930-8) Parts I and II for th year ended December 31, 2005 and 2004, is presented for purposes of complyin with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all amterial respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2006 on our consideration of Sherwood Knoll, Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
Donald W. Causey & Associates, P.C.
Gadsden, Alabama
January 30, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Coralville Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Coralville Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not requried to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of intenral control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fiarly, in all material respects, the financial position of Coralville Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman McCann P.C.
Topeka, Kansas
January 30, 2006

INDEPENDENT AUDITORS’ REPORT
TO the Partners
St. Croix Commons Limited Partnership
We have audited the accompanying balance sheet of St. Croix Commons Limited Partnership as of December 31, 2005 and the related statemetns of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that its is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of intenral control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclsoures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of St. Croix Commons Limited Partnership as of December 31, 2005 and the results of its operations and its cash flows for the year then ended in conformity with accounting principels generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of basic financial statements and in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen, Weishair & Co.
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
The Partners
The Hearthside II Limited Dividend Housing Association Limited Partnership
(A Michigan Limited Partnership)
Kalamazoo, Michigan
We have audited the accompanying balance sheets of the Hearthside II Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity/(deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that its is not requried to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are apprpriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluting the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hearthside II Limited Dividend Housing Association Limited Partnership, as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ equity/(deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 and 18 is presented for purposes of additional analysis and is not a rquired part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statemetns and, in our opinion, is fairly stated in all material respcts in relation to the basic financial statements taken as a whole.
Schoonover, Boyer & Associates
Columbus, Ohio
January 26, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Ankeny Housing Associates Two Limited Partnership
We have audited the accompanying balance sheets of Ankeny Housing Associates Two Limited Partnership (“Partnership”) as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ankeny Housing Associates Two Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 30, 2007

To the Partners
Glen Place Apartments Limited Partnership
We have audited the accompanying balance sheets of Glen Place Apartments Limited Partnership as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glen Place Apartments Limited Partnership, as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity (deficit), and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
LARSON, ALLEN, WEISHAIR & CO., LLP
Eau Claire, Wisconsin
March 14, 2007

The Partners
The Hearthside II Limited Dividend Housing Association Limited Partnership
(A Michigan Limited Partnership)
Kalamazoo, Michigan
We have audited the accompanying balance sheets of The Hearthside II Limited Dividend Housing Association Limited Partnership (A Michigan Limited Partnership) (“Partnership”), as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Hearthside II Limited Dividend Housing Association Limited Partnership, as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 and 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Columbus, Ohio
February 12, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Osage Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Osage Housing Associates Limited Partnership (“Partnership”) as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Osage Housing Associates Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 22, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Shawnee Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Shawnee Housing Associates Limited Partnership (“Partnership”) as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shawnee Housing Associates Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 19, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Sioux Falls Housing Associates One Limited Partnership
We have audited the accompanying balance sheets of Sioux Falls Housing Associates One Limited Partnership (“Partnership”) as of December 31, 2006 and 2005, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sioux Falls Housing Associates One Limited Partnership as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 29, 2007

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cambridge Family YMCA Affordable Housing, LP
We have audited the accompanying balance sheet of Cambridge Family YMCA Affordable Housing, LP. (the “Partnership”) as of December 31, 2006 and the related statements of operations, changes in partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements for the Partnership for the year ended December 31, 2005 were audited by other auditors whose report, dated February 16, 2006, expressed an unqualified opinion on those financial statements.
We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures hi the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cambridge Family YMCA Affordable Housing, LP as of December 31, 2006 and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
The supplementary information contained on page 15 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Boston, Massachusetts
March 26, 2007